Exhibit 99.1

NEWS RELEASE

For more information contact:
MEDIA CONTACT:	INVESTOR CONTACT:
Lattice Semiconductor Corporation	Global IR Partners
Doug Hunter, 503.268.8512	David Pasquale, 914-337-8801
doug.hunter@latticesemi.com	lscc@globalirpartners.com

LATTICE SEMICONDUCTOR APPOINTS

SHERRI LUTHER AS CHIEF FINANCIAL OFFICER

Proven Executive to Lead Lattice’s Financial Organization

PORTLAND, OR – January 2, 2019 - Lattice Semiconductor Corporation (NASDAQ: LSCC), a leading provider of customizable smart connectivity solutions, announced the appointment of Sherri Luther as the Company’s Chief Financial Offer, effective immediately. Ms. Luther brings extensive strategic and financial operations experience to her new role. Prior to Lattice, Ms. Luther was Corporate Vice President of Finance at Coherent Inc.

Jim Anderson, President and Chief Executive Officer, said, “We are pleased to welcome Sherri Luther to Lattice’s leadership team, as we continue to attract key talent with a background of execution and value creation. Her proven track record on a global scale will give her valuable perspective as we execute on our strategic plan to help Lattice better realize its potential.”

Ms. Luther said, “I am excited to join Lattice’s leadership team as it focuses on building greater value for the Company and its shareholders. I look forward to applying my expertise and unique perspective to help Lattice achieve even greater success.”

Sherri Luther brings to the role 29 years of strategic and financial operations experience, with an expertise in financial reporting, forecasting, SOX compliance, M&A, operations and global supply chain management. Over the last 16 years, she has been a senior financial executive at Coherent Inc., most recently serving as Corporate Vice President of Finance. Prior to Coherent, Ms. Luther held a number of senior finance and accounting positions at companies including Quantum, Ultra Network Technologies and Arthur Andersen. Ms. Luther is a Certified Public Accountant (CPA) and holds a Bachelor of Business Administration, with a dual major in Accounting and Finance, from Wright State University.

Forward-Looking Statements Notice:

The foregoing paragraphs contain forward-looking statements that involve estimates, assumptions, risks and uncertainties. Any statements about Lattice’s expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. Such forward-looking statements include statements relating to: our expectation that we will execute on our strategic plan to help Lattice better realize its potential and that Ms. Luther will apply her expertise to help Lattice achieve even greater success. Other forward-looking statements may be indicated by words such as “will,” “could,” “should,” “would,” “may,” “expect,” “plan,” “project,” “anticipate,” “intend,” “forecast,” “future,” “believe,” “estimate,” “predict,” “propose,” “potential,” “continue” or the negative of these terms or other comparable terminology.

Factors that may cause actual results to differ materially from the forward-looking statements in this press release include global economic uncertainty; overall semiconductor market conditions; the trading price of our common stock on the date of the inducement award, market acceptance and demand for Lattice’s products; the impact of competitive products and pricing;

and technological and product development risks. In addition, actual results are subject to other risks and uncertainties that relate more broadly to Lattice’s overall business, including those risks more fully described in Lattice’s filings with the SEC, including its annual report on Form 10-K for the fiscal year ended December 30, 2017, and Lattice’s quarterly reports filed on Form 10-Q.

You should not unduly rely on forward-looking statements because actual results could differ materially from those expressed in any forward-looking statements. In addition, any forward-looking statement applies only as of the date on which it is made. Except as required by law, Lattice does not intend to update or revise any forward-looking statements, whether as a result of events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.

About Lattice Semiconductor Corporation:

Lattice Semiconductor (NASDAQ: LSCC) is a leader in smart connectivity solutions at the network edge, where the “things” of IoT live. Our low power FPGA and video ASSP products deliver edge intelligence, edge connectivity, and control solutions to the industrial, consumer, communications, compute, and automotive markets. Our unwavering commitment to our global customers enables them to accelerate their innovation, creating an even better and more connected world.

For more information about Lattice, please visit www.latticesemi.com. You can also follow us via LinkedIn, Twitter, Facebook, YouTube, WeChat, Weibo or Youku.

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